EXHIBIT 99.1



                                CERTIFICATION OF
                            PERIODIC FINANCIAL REPORT





The undersigned hereby certify that the Form 10-QSB for DGSE Companies, Inc. for the period ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Form 10-QSB for the period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of DGSE Companies, Inc.





/s/ L.S. Smith                                  Dated:  August 14, 2002
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Chairman of the Board
Secretary and Chief Executive Officer



/s/ John Benson                                  Dated: August 14, 2002
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Director and
Chief Financial Officer